EXHIBIT 10.4

                                                               EXECUTION VERSION

                          REGISTRATION RIGHTS AGREEMENT

           This Registration Rights Agreement (the "Agreement") is entered into as of September 6, 2005 and effective upon the Closing of the Merger, by and among EpiCept Corporation, a Delaware corporation (the "Corporation"), and the persons and entities listed on Schedule A hereto (the "Investors").

           WHEREAS, the Corporation desires to grant certain registration rights to the Investors,

           NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree to amend and restate the First Amendment to read in its entirety as follows. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Agreement and Plan of Merger, dated September 6, 2005, among the Corporation, Magazine Acquisition Corp. and Maxim Pharmaceuticals, Inc.

           1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

           (a) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

           (b) The term "Common Stock" shall mean the Corporation's Common Stock, par value $.000l per share.

           (c) The term "Holder" means any holder of outstanding Registrable Securities.

           (d) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

           (e) The term "Registrable Securities" means (a) all shares of Common Stock now owned or acquired in the Merger by any Investor and (b) any Common Stock issued in respect of the shares described in clause (a) upon any stock split, stock dividend, recapitalization or other similar event.

           (f) The term "SEC" means the Securities and Exchange Commission.

           (g) The term "Securities Act" means the Securities Act of 1933, as amended.

           2. Request for Registration.

           (a) Requests. If at any time after the 180th day following the Effective Time, the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2(a)) from one or more Holders that hold, in the aggregate, at least twenty-five percent (25%) of the then outstanding Registrable Securities, that the Corporation file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of at least the lesser of (x) at least twenty-five percent (25%) of the then outstanding Registrable Securities or (y) the Registrable Securities the expected price to the public of which equals or exceeds $15,000,000, then the Corporation shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Securities that Holders have requested be registered to be registered under the Securities Act.


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           Notwithstanding the foregoing, (i) the Corporation shall not be obligated to effect a registration pursuant to this Section 2(a) during the period starting with the date sixty (60) days prior to the Corporation's estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation; provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation's estimate of the date of filing such registration statement is made in good faith; (ii) the Corporation shall not be obligated to effect a registration pursuant to this
Section 2(a) within six (6) months after the effective date of a prior registration under this Section 2(a); (iii) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its shareholders for a registration statement to be filed in the near future, then the Corporation's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months; and (iv) the Corporation may postpone a registration pursuant to this Section 2(a) for such period of time as may be required to permit the use of regular audited year-end financial statements with supplemental short period figures for a period not exceeding six (6) months unless the Holders agree to bear the costs of any special audit.

           The Corporation shall not be obligated to effect more than two (2) registrations on behalf of the Holders pursuant to this Section 2(a).

           3. Piggyback Rights.

           (a) Corporation Registration. Subject to Section 8 of this Agreement, if at any time the Corporation proposes to register any of its Common Stock under the Securities Act in connection with the public offering of such securities for its own account or for the accounts of shareholders other than Holders, solely for cash on a form that would also permit the registration of the Registrable Securities, the Corporation shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within thirty (30) days after giving of any such notice by the Corporation, the Corporation shall, subject to the limitations set forth in
Section 8(a), use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested be registered.

           4. Obligations of the Corporation. Whenever required under Section 2, 3 or 11 of this Agreement to use its best efforts to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

           (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective until the distribution thereof has been completed; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Corporation shall in no event be obligated to cause any such registration to remain effective for more than one hundred eighty (180) days;

           (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

           (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of such Registrable Securities owned by them;


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           (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction;

           (e) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Securities;

           (f) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC;

           (g) Use its best efforts either (i) to cause all such Registrable Securities to be listed on a national securities exchange (if such securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Corporation are then listed, if the listing of such securities is then permitted under the rules of such exchange, or (ii) to secure designation of all such Registrable Securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure listing on NASDAQ for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to Registrable Securities with the National Association of Securities Dealers;

           (h) Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as the selling Holders of Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

           (i) Make available for inspection by any selling Holder of Registrable Securities, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such selling Holder or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Corporation, and cause all of the Corporation's officers, directors and employees to supply all information reasonably requested by any such selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

           (j) Use every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest reasonable time; and

           (k) Make such representations and warranties to the selling Holders of Registrable Securities and the underwriters as are customarily made by issuers to selling stockholders and underwriters, as the case may be, in primary underwritten public offerings.


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           5. Furnish Information. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Agreement with respect to the registration of any Holder's Registrable Securities that such Holder shall furnish to the Corporation such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities, as the Corporation shall reasonably request and as shall be required in connection with the action to be taken by the Corporation.

           6. Expenses of Demand Registration. All expenses incurred in connection with any registration pursuant to Section 2 (excluding underwriters' discounts and commissions), including, without limitation, all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Corporation, and the reasonable fees and disbursements of one special counsel for the selling Holders, shall be borne by the Corporation.

           7. Corporation Registration Expenses. All expenses (excluding underwriters' discounts and commissions) incurred in connection with any registration pursuant to Section 3, including, without limitation, any additional registration and qualification fees and any additional fees and disbursements of counsel to the Corporation that result from the inclusion of securities held by the selling Holders in such registration and the reasonable fees and disbursements of one special counsel for the selling Holders, shall be borne by the Corporation; provided, however, that if the registration is exclusively for the account of selling shareholders and does not include any securities to be sold for the account of the Corporation, the selling Holders shall bear their proportionate share of the expenses incurred in connection with such registration (provided all shareholders registering shares thereunder bear their proportionate share of such expenses), except expenses which the Corporation would have incurred whether or not the securities held by the selling Holders were included in such registration (including, without limitation, the expense of preparing normal audited or unaudited financial statements).

           8. Underwriting Requirements.

           (a) In connection with any offering under Section 3 involving an underwriting of shares being issued by the Corporation, the Corporation shall not be required to include any Holder's Registrable Securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by the Corporation. If the total amount of securities that all Holders request to be included in an underwritten offering under Section 3 exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, no other securities of any shareholder except Registrable Securities of Holders shall be included in such offering unless all Registrable Securities which the Holders have requested to be included are included, and the Corporation shall only be required to include in the offering so many of the Registrable Securities of the Holders as the underwriters reasonably believe will not jeopardize the success of the offering (the Registrable Securities so included to be apportioned pro rata among the selling Holders according to the total amount of Registrable Securities owned by such selling Holders, or in such other proportions as shall mutually be agreed to by such selling Holders).

           (b) With respect to any underwriting of shares to be registered under
Section 2, or any underwriting of shares to be registered under Section 11, the selling Holders who initiate the request for registration shall have the right to designate the managing underwriter or underwriters, subject to the consent of the Corporation. In connection with any underwritings of shares to be registered under Section 3, the Corporation shall have the right to designate the managing underwriter or underwriters, subject to the consent of the Holders of a majority of the Registrable Securities participating in the underwriting. In any such case, such consent shall not be unreasonably withheld or delayed.


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
           9. Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

           10. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

           (a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Securities Act) for it, and each person, if any, who controls any such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Corporation of any rule or regulation promulgated under the Securities Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration; and will reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld or delayed) nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

           (b) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Securities Act, and any underwriter for the Corporation (within the meaning of the Securities Act) against any losses, claims, damages or liabilities to which the Corporation or any such director, officer, controlling person or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and will reimburse the Corporation or any such director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed) and provided further that no Holder shall have any liability under this
Section 10(b) in excess of the net proceeds after tax actually received by such Holder in the relevant public offering.


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           (c) Promptly after receipt by an indemnified party under this Section
10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 10.

           (d) If the indemnification provided for in this Section 10 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under Section 10(a) or 10(b) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Corporation and the Holders from the offering of securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Corporation and the Holders in connection with the statements or omissions described in such
Section 10(a) or 10(b) which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Corporation and the Holders Founders shall be deemed to be in the same proportion as the total price paid to the Corporation and the Holders, respectively, for the securities sold by them in the offering. The relative fault of the Corporation and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation or the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 10, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 10(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10(d); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subsection (c) for purposes of indemnification. The Corporation and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 10(d), no Holder shall be required to contribute an amount in excess of the net proceeds after tax actually received by such Holder in the relevant public offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


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           11. Registrations on Form S-3.

           (a) If (i) the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 11) from one or more Holders that hold, in the aggregate, at least twenty-five percent (25%) of the then outstanding Registrable Securities that the Corporation file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of Registrable Securities the reasonably anticipated aggregate price to the public of which would equal or exceed Two Hundred Fifty Thousand Dollars ($250,000), and (ii) the Corporation is a registrant entitled to use Form S-3 to register such shares, then the Corporation shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3).

           (b) All expenses (excluding underwriters' discounts and commissions) incurred in connection with the first two (2) registrations requested pursuant to Section 11(a), including, without limitation, all registration, qualification, printing, and accounting fees, and fees and disbursements of one special counsel to the selling Holders and counsel to the Corporation, shall be borne by the Corporation.

           All such expenses for registrations pursuant to Section 11(a) after the first two such registrations shall be borne by the Corporation, except that the selling Holders shall pay all fees of their legal counsel, if any, in connection therewith.

           (c) The Holders' rights to registration under this Section 11 are in addition to, and not in lieu of, their rights to registration under Sections 2 and 3 of this Agreement.

           12. Limitation on Corporation Offerings. The Corporation shall not register securities for sale for its own account (or, except as permitted by Section 14, any securities other than Registrable Securities) in any registration requested pursuant to Section 2 or 11 unless permitted to do so by the written consent of the Holders of more than two-thirds (2/3) of the Registrable Securities as to which registration has been requested. The Corporation may not cause any other registration of securities for its own account (other than a registration effected solely to implement an employee benefit plan) which would become effective less than six (6) months after the effective date of any registration requested pursuant to Section 2 or 11 to be initiated after receiving such request.

           13. Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration, the Corporation agrees to use its best efforts to:

           (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Corporation;

           (b) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Securities Act and the 1934 Act; and

           (c) furnish to any Holder forthwith upon request a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Corporation), and of the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as may be reasonably requested in availing any such holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.


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           14. Reserved.

           15. Transfer of Registration Rights. The registration rights of any Holder (and of any permitted transferee of any Holder or its permitted transferees) under this Agreement with respect to any Registrable Securities may be transferred to any Affiliate of such Holder or such permitted transferee, or to any transferee who acquires (otherwise than in a registered public offering) at least five percent (5%) of the Registrable Securities, held by such Holder as of the date hereof; provided, however, that the Corporation is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned. For such purpose, an "Affiliate" of any Holder (or any such transferee) means any general or limited partner of any Holder (or transferee) that is a partnership, or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Holder or transferee.

           16. Mergers, Etc. The Corporation shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Corporation is not the surviving corporation if the Holders of Registrable Securities are entitled to receive in exchange therefor (i) cash, or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act.

           17. Stand-Off Agreement. Each Holder, if requested by the Corporation and the managing underwriter of an offering by the Corporation of Common Stock or other securities of the Corporation pursuant to a registration statement under the Securities Act, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Securities or other securities of the Corporation held by such Holder for a specified period of time (not to exceed 180 days) following the effective date of such registration statement; provided, that:

           (a) such agreement shall apply only to the first registration statement covering Common Stock or other securities to be sold on the Corporation's behalf to the public in an underwritten offering; and

           (b) all persons who hold shares of Common Stock, or securities convertible into or exchangeable or exercisable for shares of Common Stock, which in the aggregate represent one percent (1%) or more of the shares of Common Stock then outstanding, and all officers and directors of the Corporation, enter into agreements in the same terms.

           The covenant contained in this Section 17 is in addition to any market stand-off covenant contained in any other agreement between the Corporation and any Holder.

           18. Notices. All notices, requests, consents and other communications hereunder ("Notices") to any party shall be contained in a written instrument addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing


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all parties and shall be deemed given (a) when delivered in person or duly sent by fax showing confirmation of receipt, (b) three days after being duly sent by first class mail postage prepaid (other than in the case of Notices to or from any non-U.S. resident, which Notices must be sent in the manner specified in clause (a) or (c)), or (c) two days after being duly sent by DHL, Federal Express or other recognized express international courier service:

           (a) if to the Corporation, to:

                     EpiCept Corporation
                     270 Sylvan Avenue
                     Englewood Cliffs, NJ 07632
                     Attention:  Chief Executive Officer
                     Fax:  (201) 894-8980

                     with a copy to:

                     Weil, Gotshal & Manges LLP
                     767 Fifth Avenue
                     New York, NY 10153
                     Attn:  Alexander D. Lynch, Esq.
                     Fax:  (212) 310-8007

           (b) if to the Holders, to their respective addresses set forth on the signature pages hereof.

           19. Miscellaneous.

           (a) This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter, including the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005, as amended to date.

           (b) This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Corporation and the holders of a majority of the Registrable Securities.

           (c) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws.

           (d) This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages.


                  [Remainder of page intentionally left blank.]


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           IN WITNESS WHEREOF, the Investors and the Corporation have executed this Registration Rights Agreement as of the date first written above.

                                           EPICEPT CORPORATION



                                           By:  /s/ John V. Talley
                                                --------------------------------
                                                Name:  John V. Talley
                                                Title:  Chief Executive Officer

Address:                                TVM III LIMITED PARTNERSHIP
-------

c/o Techno Venture Management           By:  TVM Techno Venture Management No.
101 Arch Street, Suite 1950             III Limited Partnership, its General
Boston, MA 02110                        Partner

                                        By:  TVM Management Corporation, its
                                        General Partner

                                        By:      /s/ John J. DiBello
                                                --------------------------------
                                        Name:   John J. DiBello
                                        Title:  President

Address:
-------                                 /s/ John V. Talley
                                        ----------------------------------------
                                        John V. Talley

Address:                           TVM IV GMBH & CO. KG
-------

c/o Techno Venture Management      By:     /s/ John J. DiBello
101 Arch Street                            -------------------------------------
Boston, Massachusetts  02110       Name:   John J. DiBello
                                   Title:  Managing Limited Partner


                                   By:     /s/ David Poltack
                                           -------------------------------------
                                   Name:   David Poltack
                                   Title:  Authorized Signatory

Address:                           PRIVATE EQUITY DIRECT FINANCE
-------

One Capital Place                  By:      /s/ Rick Gorter and Gwen McLaughlin
P.O. Box 847 GT                             ------------------------------------
Grand Cayman                       Name:    Rick Gorter and Gwen McLaughlin
Cayman Islands                     Title:   Directors

Address:                          THE MERLIN BIOSCIENCES FUND L.P.
-------

c/o Merlin Biosciences Limited    By:  Merlin General Partner II Limited, its
33 King Street                    General Partner
St. James's
London                            By:     /s/ Denzil Boschat
SW1Y 6RJ                                  --------------------------------------
United Kingdom                    Name:   Denzil Boschat
                                  Title:  Director


Address:                          THE MERLIN BIOSCIENCES FUND GBR
-------

c/o Merlin Biosciences Limited    By:  Merlin General Partner II Limited, its
33 King Street                    General Partner
St. James's
London                            By:     /s/ Denzil Boschat
SW1Y 6RJ                                  --------------------------------------
United Kingdom                    Name:   Denzil Boschat
                                  Title:  Director

Address:                          SANDERS OPPORTUNITY FUND, L.P.
-------                           By: SOF Management, LLC

c/o Sanders Morris Harris
600 Travis Street                 By:     /s/ Don A. Sanders
3100 Chase Tower                  Name:   Don A. Sanders
Houston, TX 77002                 Title:  Chief Investment Officer


Address:                          SANDERS OPPORTUNITY FUND (INSTITUTIONAL), L.P.
-------                           By: SOF Management, LLC

c/o Sanders Morris Harris
600 Travis Street                 By:      /s/ Don A. Sanders
3100 Chase Tower                          --------------------------------------
Houston, TX 77002                 Name:   Don A. Sanders
                                  Title:  Chief Investment Officer

                                                                      Schedule A

                                    Investors
                                    ---------

TVM III Limited Partnership
TVM IV GmbH & Co. KG
Private Equity Direct Finance
Merlin General Partner II Limited (in its capacities as general partner of The Merlin Biosciences Fund L.P. and as managing partner of The Merlin Biosciences Fund GbR)
Sanders Opportunity Fund L.P.
Sanders Opportunity Fund (Institutional) L.P.
John V. Talley